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                                                                  EXHIBIT 10.5

                  AMENDMENT NUMBER ONE TO EMPLOYMENT AGREEMENT

         This Amendment Number One to Employment Agreement between FINANTRA CAPITAL, INC., a Delaware corporation (the "Company"), and MAYNARD J. HELLMAN ("Employee"), is made and entered into this 16th day of December, 1999. (Throughout this Agreement, the Company and Employee may be referred to as "Parties" for convenience.)

                              W I T N E S S E T H :

         WHEREAS, the Parties entered into an Employment Agreement on December 23, 1998 (the "Agreement"); and

         WHEREAS, events have taken place subsequent to the execution of the Agreement necessitating amendments thereto; and

         WHEREAS, the Parties desire to document their Amendments in a written instrument.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. RECITALS: The above and foregoing recitals are true and correct and are incorporated herein.

         2. AMENDMENTS: The following amendments to the Employment Agreement between the Parties, effective as of the date hereof are as follows:

                  2.1 MERGER AND ACQUISITION BONUSES: In order to compensate Employee for the additional time and effort expended by Employee in searching for, defining and negotiating mergers and acquisitions for the Company, the Company, following the date hereof, on all future mergers and acquisitions completed by the Company during the term of the Employee's employment shall distribute to the Employee an amount equal to 2.5 percent of the gross value of the transaction, said sum shall be paid in common stock of the Company based upon the average bid price of the Company's common stock during the ten (10) consecutive trading days prior to the closing date of the acquisition or merger.

         3. RATIFICATION: That except for the modifications and amendments set forth herein, all of the terms and covenants contained in the Agreement and Amendment between the Employee

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and the Company are hereby ratified and confirmed and are incorporated herein and remain in full force and affect.

         IN WITNESS WHEREOF, the Parties have hereunto set their hands and seals this 16th day of December, 1999.

                                     FINANTRA CAPITAL, INC., a Delaware
                                     Corporation

                                     By:     /s/ ROBERT D. PRESS
                                             -----------------------------
                                              ROBERT D. PRESS, Chairman

                                     /s/ MAYNARD J. HELLMAN
                                     -------------------------------------
                                     MAYNARD J. HELLMAN, Employee

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